                                                                    EXHIBIT 10.4
                                                                    ------------

                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
                  -------------------------------------------

          AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Agreement"), dated
                                                             ---------
as of _______, 1999, by and among NRT Incorporated, a Delaware corporation (the "Company"), Apollo Management, L.P., Cendant Corporation, each of the
 -------
stockholders of the Company listed on Schedule A hereto and such other stockholders of the Company as may, from time to time, become parties to this Agreement in accordance with the provisions hereof (individually, a "Stockholder" and, collectively, the "Stockholders").
 -----------                          ------------

          WHEREAS, as of the date hereof, each Stockholder is the beneficial owner of the shares of Common Stock and/or Preferred Stock (each as defined herein) set forth on Schedule A hereto; and

          WHEREAS, the parties hereto desire to amend and restate the Stockholders Agreement, dated as of August 11, 1997 (the "1997 Agreement"), as
                                                          --------------
more fully set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements and covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows, hereby amending, restating and superceding the 1997 Agreement in its entirety:


                                   ARTICLE I

                                  DEFINITIONS

          Section I.1  Definitions.  Unless otherwise defined herein, the
                       -----------
following terms used in this Agreement shall have the meanings specified below:

          "Affiliate" shall mean, with respect to any Person, any of (i) a
           ---------
director or executive officer of such Person and (ii) any other Person that, directly or indirectly, controls, or is controlled by or is under common control with such Person. For the purpose of this definition, "control" (including the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise; it being understood that Cendant and Sponsors and their Affiliates shall be deemed to be Affiliates of the Company.

          "Apollo" shall mean Apollo Management, L.P.
           ------

          "Board" shall mean the Board of Directors of the Company.
           -----

          "By-Laws" shall mean the Amended and Restated By-Laws of the Company,
           -------
as amended from time to time.

          "Cendant" shall mean Cendant Corporation, a Delaware corporation, or
           -------
any subsidiary of Cendant Corporation that holds the Common Stock or the Convertible Preferred Stock.

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean the Common Stock, par value $0.01 per share,
           ------------
of the Company.

          "Convertible Preferred Stock" shall mean the 5.00% Series B Cumulative
           ---------------------------
Convertible Redeemable Preferred Stock of the Company.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, or any
           ------------
similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar federal statute.

          "Junior Preferred Stock" shall mean the 18.00% Series C Cumulative
           ----------------------
Junior Redeemable Preferred Stock.

          "Master Franchise Agreements" shall mean the Amended and Restated
           ---------------------------
Master Franchise Agreements between the Company and each of Coldwell Banker Real Estate Corporation, ERA Franchise Systems, Inc. and Century 21 Real Estate Corporation, as the same shall be amended from time to time after the date hereof.

          "Person" shall mean a corporation, an association, a partnership, a
           ------
limited liability company, an organization, a business, a trust, an individual, a government or a subdivision thereof or a governmental agency or any other entity.

          "Preferred Stock" shall mean shares of any class of Preferred Stock of
           ---------------
the Company, including the Senior Preferred Stock, the Convertible Preferred Stock and the Junior Preferred Stock.

          "Public Sale" shall mean any sale of Common Stock or Preferred Stock
           -----------
to the public pursuant to a public offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any similar provision then in force) adopted under the Securities Act.

          "Registration Expenses" shall mean all expenses incidental to the
           ---------------------
Company's performance of, or compliance with, its obligations under Article IV including, without limitation, all registration and filing fees, all fees and expenses of compliance with securities and "blue sky" laws, all printing and copying expense, all messenger and delivery expenses, the fees and expenses of not more than one counsel for all selling securityholders, all fees and expenses of the Company's independent certified public accountants and counsel and other Persons retained by the Company in connection therewith. Notwithstanding the foregoing, Registration Expenses shall not include underwriting discounts or the fees and expenses of underwriters, accountants, agents or experts retained by a holder of Common Stock in connection with the sale of Common Stock but shall include the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit and the expense of any liability insurance) and the expenses and fees for listing the Common Stock on the New York Stock Exchange or other exchange or automated quotation system.

          "Restricted Securities" shall mean all shares of Common Stock and
           ---------------------
Preferred Stock and any securities obtained upon exchange for or upon conversion or transfer of or as a distribution on such shares of Common Stock and Preferred Stock or any such securities, except that any particular Restricted Securities shall cease to be such when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act,
(iii) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (iv) such securities shall have ceased to be outstanding. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the issuer thereof or its transfer agent, without expense (other than transfer taxes, if any), new securities of like tenor not bearing a legend of the character set forth in Section 3.1.

          "Securities Act" shall mean the Securities Act of 1933, or any similar
           --------------
federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar federal statute.

          "Senior Preferred Stock" shall mean the 9.00% Series A Cumulative
           ----------------------
Senior Redeemable Preferred Stock of the Company.

          "Sponsors" shall mean Apollo Investment Fund III, L.P., Apollo
           --------
Overseas Partners III, L.P. and Apollo (UK) Partners III, L.P. As used in this Agreement, whenever any action requires the consent of, or the determination of, Sponsors, such consent or determination shall be made upon obtaining the consent or determination of a majority of the Sponsor Designees (as defined in Section 2.1).

          "Stockholder" shall mean the stockholders listed on Schedule A hereto
           -----------
and such other stockholders as may, from time to time, become parties to this Agreement in accordance with the provisions hereof.

          "Transfer" shall mean any conveyance, sale, disposition, lease,
           --------
transfer, pledge or transaction granting a mortgage, encumbrance, lien, security interest or charge, or any similar transaction.


                                  ARTICLE II

                     BOARD OF DIRECTORS; VOTING AGREEMENTS

          Section II.1  Board of Directors.  (a) Each of the Stockholders shall
                        ------------------
vote all of its Common Stock, and will take all other necessary or desirable actions within its control, and the Company will take all necessary or desirable action within its control, in order to cause (i) the number of directors on the Board to be twelve, except as provided in Section 2.1(b), (ii) five of the Board members to be nominated by Cendant (each, a "Cendant Designee"), (iii) five of
                                             ----------------
the Board members to be nominated by Sponsors (each a "Sponsor Designee") and
                                                       ----------------
(iv) two of the Board members (the "Independent Directors") to be nominated by a
                                    ---------------------
majority of the entire Board of Directors, provided that at least one Cendant
                                           --------
Designee and at least one Sponsor Designee must not be employed by, a consultant to, or an officer or director of, Cendant, Sponsors or any of their Affiliates (other than the Company or its subsidiaries); provided, further, that each
                                              --------  -------
Independent Director must be an "independent director" (within the meaning of the rules of the New York Stock Exchange or other exchange or market upon which the Common Stock is then or proposed to be listed). It is hereby agreed that one of the Cendant Designees shall initially be Robert M. Becker and one of the Sponsor Designees shall initially be Chandler B. Barton.

          (b) As soon as legally permissible, each Stockholder shall vote all of its shares of Common Stock and will take all other necessary or desirable actions to call, or cause the Company to call, a special or annual meeting of stockholders of the Company and to vote all of the shares of Common Stock owned or held of record by such Stockholder for, or to take all actions by written consent in lieu of any such meeting necessary to cause, the removal, in accordance with the applicable provisions of the By-Laws, of any director designated and elected pursuant to Section 2.1(a) if:

               (i) such director is a Cendant Designee, upon the request of Cendant by written notice to the other Stockholders; or

               (ii) such director is a Sponsor Designee, upon the request of Sponsors by written notice to the other Stockholders.

               (c) In the event that any Cendant Designee or Sponsor Designee shall for any reason cease to serve as a member of the Board during his term of office, the resulting vacancy on the Board will be filled by a representative designated, respectively, by Cendant or Sponsors, as the case may be. In the event that any Independent Director shall for any reason cease to serve as a member of the Board during his term of office, the resulting vacancy on the Board will be filled with an Independent Director selected by a majority of the entire Board of Directors.

               (d) Each Stockholder agrees to vote its shares of Common Stock at any special or annual meeting of stockholders, or take all actions by written consent in lieu of any meeting necessary to (i) cause the election of members of the Board so that the Board is constituted in accordance with this Section 2.1 and (ii) prevent the removal, other than for cause, of any Independent Director, except as provided in Section 2.1(b)(iii).


                                  ARTICLE III

                              TRANSFER OF SHARES


          Section III.1  Restrictions on Transfer; Legend on Certificates.  (a)
                         ------------------------------------------------
Except for Transfers of shares of capital stock of the Company (i) to a Stockholder on the date hereof or one of its wholly owned subsidiaries (in the case of Sponsors, whose officers are all bona fide officers of such Sponsor),
(ii) from one Sponsor to another Sponsor, (iii) pursuant to a registration statement filed by the Company pursuant to Article IV hereof, (iv) from a Sponsor to an investment fund of which Apollo or an entity that is an Affiliate of Apollo holds sole voting and investment discretion with respect to such shares or (v) in connection with the Transfer by any Sponsor of all or substantially all of its assets to its investors, from such Sponsor to its investors (provided that such Transfer would not otherwise be a Transfer of the type described in (A), (B) or (C) below)), in each case in compliance with federal and all applicable state securities laws, none of Sponsors or Apollo shall, directly or indirectly, Transfer, in a single transaction or a series of transactions, (A) shares of Common Stock and/or securities convertible into or exercisable for shares of Common Stock to any person or group (each as defined in Section 13(d)(3) of the Exchange Act), if such person or group would, as a result of such Transfer, acquire beneficial ownership of 20% or more of the then outstanding Common Stock, (B) shares of Common Stock and/or securities convertible into or exercisable for shares of Common Stock representing in the aggregate more than 10% of the then outstanding Common Stock to any person or group, and (C) shares of Common Stock and/or securities convertible into or exercisable for Common Stock to any person or group (other than Cendant or its designee) if such person or group would, as a result of such Transfer, become the beneficial owner of 30% or more of the Common Stock, unless, in the case of (A) or (B) above, Sponsors or Apollo shall have received the prior written consent of Cendant to such Transfer (which consent shall not be unreasonably withheld). For purposes of the foregoing sentence, reasonable grounds for withholding consent shall include, without limitation, if Cendant believes in good faith, in its sole discretion, that the proposed transferee may be acquiring such securities with the purpose of acquiring, changing or influencing control of the Company (or facilitating any such acquisition, change or influence of control), which belief may be based, without limitation, on the proposed transferee's failure to disclaim any present control intention, any previous history or a reputation of seeking to acquire, change or influence control of a company. In the case of a Transfer pursuant to clause (i) above, immediately prior to such time as the transferee of such shares is no longer a wholly owned subsidiary of the holder of such shares on the date hereof, the transferee shall immediately transfer such shares to a Person who is then a wholly owned subsidiary of the holder of such shares on the date hereof and who would then be a permitted transferee pursuant to clause (i). Notwithstanding the foregoing, nothing in this Agreement shall restrict the Transfer of any ownership interests in Apollo or any successor thereto, or any Transfer of indirect ownership interests in Apollo; and nothing in this Agreement shall restrict the Transfer of investment interests in any funds managed by Apollo or any affiliate thereof which do not hold, as their primary investment, securities of the Company.

          (b) Until the earlier of (i) the third anniversary of the date hereof or (ii) the date on which Sponsors own less than 5% of the Common Stock, Cendant shall not be entitled to Transfer any shares of Common Stock or Convertible Preferred Stock except that Cendant may Transfer such shares (i) to a Stockholder on the date hereof or one of its wholly owned subsidiaries, (ii) pursuant to a registration statement filed by the Company pursuant to Article IV hereof or (iii) in a sale not registered under the Securities Act up to an aggregate of $25 million of Common Stock and Convertible Preferred Stock in any quarter but not in excess of an aggregate of $50 million of Common Stock and Convertible Preferred Stock in any year, in each case less any amount sold by Cendant pursuant to Article IV during the respective quarter or year, as the case may be. In the case of a Transfer pursuant to clause (i) above, immediately prior to such time as the transferee of such shares is no longer a wholly owned subsidiary of the holder of such shares on the date hereof, the transferee shall immediately transfer such shares to a Person who is then a wholly owned subsidiary of the Stockholder on the date hereof and who would then be a permitted transferee pursuant to clause (A).

          (c) In addition to any other restrictions contained in this Agreement, no Stockholder shall Transfer any Restricted Securities except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or 144A (or any successor provisions) under the Securities Act or (iii) upon receipt by the Company of an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that such Transfer is exempt from the registration requirements of the Securities Act.

          (d) Unless otherwise expressly provided herein, each certificate for Restricted Securities and each certificate issued in exchange for or upon transfer of any thereof shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and the transfer of such securities is subject to the conditions specified in that certain Amended and Restated Stockholders Agreement, dated as of ________ __, 1999, among NRT Incorporated and the stockholders listed therein, a counterpart of which has been placed on file by the issuer at its principal place of business and its registered office. The issuer reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer."

          (e) Any other provision of this Agreement to the contrary notwithstanding, no Transfer of any shares of Common Stock or Preferred Stock may be made to any Person (other than Transfers pursuant to a registration statement filed by the Company pursuant to Article IV hereof) unless such Person shall have agreed in writing that such Person, as a Stockholder, and the shares of Common Stock or Preferred Stock it acquires, shall be bound by all the provisions of this Agreement applicable to shares of the class of Common Stock or Preferred Stock acquired by such Person. Any purported Transfer of shares of Common Stock or Preferred Stock without compliance with the applicable provisions of this Agreement shall be void and of no effect, and the purported transferee shall have no rights hereunder. In the event of such non-complying Transfer, the Company shall not transfer any such shares of Common Stock or Preferred Stock on its books or recognize the purported transferee as a shareholder for any purpose, until all applicable provisions of this Agreement have been complied with.

                                  ARTICLE IV

                              REGISTRATION RIGHTS

          Section IV.1  Demand Registration.  (a) At the request of Sponsors,
                        -------------------
the Company shall use reasonable efforts to effect the registration under the Securities Act pursuant to the terms of this Section 4.1(a) of the shares of Common Stock held by Sponsors; provided that upon the Public Sale of all of
                               --------
Sponsors' Common Stock, Sponsors will no longer be entitled to any registration rights pursuant to this Section 4.1. At the request of Cendant, the Company shall use reasonable efforts to effect a registration under the Securities Act pursuant to this Section 4.1(a) of the shares of Common Stock or Convertible Preferred Stock held by Cendant. Sponsors jointly and Cendant shall each be entitled to four underwritten registrations pursuant to this Section 4.1 and Sponsors jointly and Cendant shall each be entitled to one "shelf" registration pursuant to this Section 4.1. Until the earlier of (i) the third anniversary of the date hereof or (ii) the date on which Sponsors own less than 5% of the Common Stock, in any such registration requested by Sponsors or Cendant, and in any additional underwritten registrations of Common Stock held by Sponsors or Cendant which the Company elects to effect (other than as required pursuant to this Section 4.1(a)), Sponsors shall be entitled to register up to the greater of (i) 80% of the total number of shares to be registered in the secondary offering by Sponsors and Cendant (including any shares to be sold by Sponsors and Cendant pursuant to the underwriters' over-allotment option, if exercised) or (ii) such percentage of the total number of shares to be registered in the secondary offering by Sponsors and Cendant such that Sponsors will have sold at least 70% of all shares sold by Sponsors and Cendant following the Company's initial public offering. After the third anniversary of the date hereof, in any registration requested by Sponsors or Cendant, and in any additional underwritten registrations of Common Stock held by Sponsors or Cendant which the Company elects to effect (other than as required pursuant to this Section 4.1(a)), each of Sponsors and Cendant shall be entitled to register a number of shares equal to 50% of the total number of shares to be registered in the secondary offering by Sponsors and Cendant (including any shares to be sold by Sponsors and Cendant pursuant to the underwriters' over-allotment option, if exercised). Notwithstanding the foregoing, once Sponsors own less than 5% of the Common Stock, in any registration requested by Cendant or Sponsors, Cendant shall be entitled to register 100% of the total number of shares to be registered in a secondary offering (including any shares to be sold pursuant to the underwriters' overallotment option, if exercised), subject to Sponsors' right to include shares in such registration pursuant to Section 4.2 (subject to the limitations set forth in Section 4.2(b)). In any registration hereunder, Cendant shall be entitled, at its election, to (i) register the number of shares permitted to be registered by Cendant hereunder or (ii) cause the Company to register on its own behalf the number of shares set forth in clause (i) and use the proceeds from the sale of such shares to redeem, at Cendant's election, the Convertible Preferred Stock or Senior Preferred Stock, if permitted by applicable law. If the proceeds of any sale under this Section 4.1 are not permitted under applicable law to be used to redeem the Convertible Preferred Stock or Senior Preferred Stock, then such proceeds shall be held by the Company to be paid in respect of such shares when and to the extent permitted by law.

          (b) Registrations under this Section 4.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and
(ii) as shall permit the disposition of the Common Stock in accordance with the intended method or methods of disposition.

          (c) The Company will pay all Registration Expenses in connection with any registration pursuant to this Section 4.1.

          (d) If a registration pursuant to this Section 4.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected, after consultation with the Company, jointly by Sponsors and Cendant, and shall be reasonably acceptable to the Company.

          (e) A registration requested pursuant to this Section 4.1 shall not be deemed to have been effected (i) if a registration statement with respect thereto has not become effective, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal of Sponsors or Cendant to proceed shall be deemed to have been effected by the Company at the request of Sponsors or Cendant, as the case may be, (ii) if, after it has become effective, such registration becomes subject to, for longer than 90 days, any stop order, injunction or other order of the Commission or other governmental agency or court for any reason or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by Sponsors. If a registration requested pursuant to this Section 4.1 is to be a "shelf" registration, the Company shall use reasonable efforts to keep such registration statement effective for one year after the effective date thereof, provided that the Company shall not be required to keep the registration statement effective if the continued effectiveness of the registration statement would require the Company to disclose a material financing, acquisition or other corporate development and the Company shall have determined that such disclosure is not in the best interests of the Company for such period not to exceed 180 days; and provided further that the requirement to use reasonable efforts to keep the registration statement effective shall be extended one day for each day that the Company allows the effectiveness of the registration statement to lapse in reliance on the preceding proviso.

          (f) If a registration pursuant to this Section 4.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Common Stock being registered) that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Stockholders requesting such registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, Common Stock to be included in such registration by Sponsors and Cendant (or, if

Cendant makes the election described in Section 4.1(a), the Company) pro rata
                                                                     --- ----
among such holders on the basis of the number of shares of Common Stock requested to be included by such holders.

          Section IV.2  Incidental Registration.  (a)  If the Company at any
                        -----------------------
time proposes to register any of its Common Stock under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms and other than pursuant to Section 4.1), whether or not for sale for its own account, it will each such time give prompt written notice to the Stockholders of its intention to do so and of such holders' rights under this
Section 4.2. Upon the written request of any such holder made within 20 days after the receipt of any such notice (which request shall specify the Common Stock or Convertible Preferred Stock intended to be disposed of by such holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use reasonable efforts to effect the registration under the Securities Act of all Common Stock and Convertible Preferred Stock which the Company has been so requested to register by the holders thereof, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Common Stock and Convertible Preferred Stock so to be registered, provided that if, at any time after giving written
                           --------
notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Stockholder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Common Stock and Convertible Preferred Stock in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Common Stock and Convertible Preferred Stock, for the same period as the delay in registering such other securities. The Company will pay all Registration Expenses in connection with each registration of Common Stock and Convertible Preferred Stock pursuant to this Section 4.2.

          (b) If (i) a registration pursuant to this Section 4.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction and (ii) the managing underwriter of such underwritten offering shall inform the Company and holders of Common Stock and Convertible Preferred Stock requesting such registration by letter of its belief that the distribution of all or a specified number of such Common Stock and Convertible Preferred Stock concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of shares of such Common Stock and Convertible Preferred Stock which may be distributed without such effect), then the

Company may, upon written notice to all holders of Common Stock and Convertible Preferred Stock, reduce pro rata (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such shares of Common Stock and Convertible Preferred Stock the registration of which shall have been requested by each holder of Common Stock and each holder of Convertible Preferred Stock pursuant to this Section 4.2 so that the resultant aggregate number of shares of Common Stock and Convertible Preferred Stock so included in such registration pursuant to this Section 4.2 shall be equal to the number of shares stated in such managing underwriter's letter.

          Section IV.3  Registration Procedures.  If and whenever the Company is
                        -----------------------
required to use reasonable efforts to effect the registration of any Common Stock or Convertible Preferred Stock under the Securities Act as provided in Sections 4.1 and 4.2, the Company shall, as expeditiously as possible:

                        (i) prepare and within 60 days after the end of the period within which requests for registration may be given to the Company or as soon thereafter as possible (in the case of a registration pursuant to Section 4.1, such filing to be made within 60 days after the request of Sponsors or Cendant, as applicable, or in any event, as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration and thereafter use reasonable efforts to cause such registration statement to become effective, provided, however, that
                                                      --------  -------
     the Company may postpone filing any registration statement otherwise required to be filed by the Company pursuant to Section 4.1 or suspend the use of any effective registration statement for a reasonable period of time not to exceed 180 days, if the Chairman of the Board determines in his good faith, reasonable judgment that such registration or distribution would be materially detrimental to the Company or because the Company is in possession of material non-public information the disclosure of which would be materially detrimental to the Company;

                        (ii) subject to Section 4.1(e), prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of (A) such time as all of such securities have been disposed of in accordance with the intended methods of disposition set forth in the registration statement and (B) (i) in the case of a registration pursuant to Section 4.1 other than a "shelf" registration statement, the expiration of 180 days after such registration statement becomes effective, (ii) in the case of a "shelf" registration pursuant to Section 4.1, the expiration of one year after such registration statement becomes effective, but subject to Section 4.1(e), and (iii) in the case of a registration pursuant to Section 4.2, the expiration of 90 days after such registration statement becomes effective;

                        (iii) furnish to each seller of Common Stock and Convertible Preferred Stock covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the Common Stock and Convertible Preferred Stock owned by such seller;

                        (iv) use reasonable efforts to register or qualify all Common Stock and Convertible Preferred Stock under such other securities laws or blue sky laws of such jurisdictions as any seller thereof shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to subject itself to income taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                        (v) use reasonable efforts to cause all Common Stock and Convertible Preferred Stock covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Common Stock or Convertible Preferred Stock;

                        (vi) notify the holders of Common Stock and Convertible Preferred Stock and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

               (A) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

               (B) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

               (C) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

               (D) if at any time the representations and warranties of the Company made as contemplated by Section 4.4 below cease to be true and correct; and

               (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Common Stock or Convertible Preferred Stock for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

                        (vii) notify each seller of Common Stock and Convertible Preferred Stock covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (viii) otherwise use reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to the holders of Common Stock and Convertible Preferred Stock, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and will furnish to each such seller at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

               (ix) make available for inspection by a representative or representatives of the holders of Common Stock and Convertible Preferred Stock, each such representative representing the holders of not less than a majority of the Common Stock and Convertible Preferred Stock included in the registration, any underwriter participating in any disposition pursuant to the registration statement and any attorney or accountant retained by such selling holders or underwriter (each, an "Inspector"), all reasonably
                                                    ---------
     requested financial and other records, pertinent corporate documents and properties of the Company (the "Records"), and cause the Company's
                                     -------
     officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration in order to permit a reasonable investigation within the meaning of Section 11 of the Securities Act, provided that the Company shall not be required to
                            --------
     comply with this subdivision (ix) if there is a reasonable likelihood, in the judgment of the Company, that such delivery could result in the loss of any attorney-client privilege related thereto; and provided, further, that
                                                        --------  -------
     Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed to any Inspector unless such Inspector shall have executed a confidentiality agreement reasonably acceptable to the Company.

               (x) furnish to each underwriter, if an underwritten offering, customary "comfort" letters from its independent auditors, legal opinions from counsel to the Company on customary matters, and such other certificates, instruments or other matters reasonably requested by the underwriters;

               (xi) cause the Company's executive officers, including its chief executive officer and chief financial officer, to be available to meet with potential investors and to participate in any "roadshow" requested by the underwriters and which in the underwriters' judgment is reasonably necessary or appropriate for the sale of the Common Stock and Convertible Preferred Stock; and

               (xii) take such other action that may be requested by a seller of Common Stock or Convertible Preferred Stock that are customary and reasonably required in connection with the sale of Common Stock or Convertible Preferred Stock.

          The Company may require each seller of Common Stock and Convertible Preferred Stock as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company, state "blue sky" commissions or the Commission may from time to time reasonably request in writing.

          Each Stockholder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision
(vii) of this Section 4.3, such holder will forthwith discontinue such Stockholder's disposition of Common Stock and Convertible Preferred Stock pursuant to the registration statement relating to such Common Stock and Convertible Preferred Stock until such Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this
Section 4.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Stockholder's possession of the prospectus relating to such Common Stock and Convertible Preferred Stock current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in paragraph (ii) of this Section 4.3 shall be extended by the length of the period from and including the date when each seller of any Common Stock or Convertible Preferred Stock covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by paragraph (vii) of this
Section 4.3.

          Section IV.4  Underwritten Offerings.  (a)  If requested by the
                        ----------------------
underwriters for any underwritten offering pursuant to a registration under
Section 4.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 4.6. The Stockholders will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof.

               (b) If the Company at any time proposes to register any of its securities under the Securities Act and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Stockholder as provided in Section 4.2 and subject to the provisions of Section 4.2(b), use reasonable efforts to arrange for such underwriters to include all the Common Stock and Convertible Preferred

Stock to be offered and sold by such holder among the securities to be distributed by such underwriters.

               (c) Each Stockholder agrees, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any equity securities of the Company, in violation of Regulation M under the Securities Act or during the 120 days (or such time as reasonably requested by the managing underwriter) after any underwritten registration pursuant to
Section 4.1 or 4.2 has become effective, except as part of such underwritten registration or pursuant to Section 3.1, whether or not such Stockholder participates in such registration.

               (d) No Person may participate in any underwritten offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Company and the holders of a majority of Common Stock and Convertible Preferred Stock to be included in such underwritten offering, (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements and (iii) makes the representations and warranties provided for in Section 4.4(a).

          Section IV.5  Preparation; Reasonable Investigation.  In connection
                        -------------------------------------
with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Common Stock and Convertible Preferred Stock registered under such registration statement, their underwriters, if any, and their respective counsel and accountants the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto.

          Section IV.6  Indemnification.  (a)  In the event of any registration
                        ---------------
of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless (i) in the case of any registration statement filed pursuant to Section 4.1 or 4.2, each Stockholder covered by such registration statement, its directors and officers, each broker who participates in such offering or sale on behalf of a Stockholder, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Stockholder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Stockholder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Stockholder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable
                                 --------
in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company by any Stockholder or any underwriter participating in the offering, and provided further that the
                                                      --------
Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Common Stock or Convertible Preferred Stock or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Common Stock or Convertible Preferred Stock to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Stockholder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such Stockholder.

               (b) The Company may require, as a condition to including any Common Stock or Convertible Preferred Stock in any registration statement filed pursuant to Sections 4.1 or 4.2, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such Common Stock or Convertible Preferred Stock, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 4.6) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls any such underwriter within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by such seller. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller. Such indemnity shall be limited to the net proceeds from such offering received by such indemnitor.

               (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 4.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that
                                                                 --------
the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 4.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless a conflict of interest between such indemnified and indemnifying parties would exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

               (d) If the indemnification provided for in the preceding subdivisions of this Section 4.6 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability. In determining the amount of contribution to which an indemnified party is entitled, there shall be considered such indemnified party's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation.

                                   ARTICLE V

                               CERTAIN COVENANTS

          Section V.1  Reasonable Access.  Subject to Section 5.4, the Company
                       -----------------
agrees that each Stockholder (and its representatives) may, upon reasonable notice during normal business hours, visit and inspect the properties of the Company and its subsidiaries and examine and copy their books of record and account and discuss their affairs, finances and accounts with their officers and accountants. Subject to Section 5.4, the Company shall furnish to Sponsors and Cendant, monthly financial information consisting of at least: monthly and year-to-date operating statements, statements of cash flows and month-end balance sheets, in each case, on a pre-acquisition accounting and a post-acquisition accounting basis, and otherwise in accordance with generally accepted accounting principles as then in effect, any forecasted information prepared by the Company, a comparison to Company's forecast for such period and a corresponding period of the prior year and such other financial information as may be reasonably required by any stockholder in order to evaluate and monitor its investment in the Company.

          Section V.2  Action by Stockholders.  The Stockholders shall from time
                       ----------------------
to time vote their shares of Common Stock and Convertible Preferred Stock as may be required to cause the Company to comply with the provisions of this Agreement.

          Section V.3  Further Actions.  In case at any time after the date
                       ---------------
hereof any further action is necessary or desirable to carry out the purposes of this Agreement, each party hereto shall take all such necessary action.


          Section V.4  Confidentiality.  Each Stockholder shall use, and shall
                       ---------------
cause its Affiliates, employees and agents to use, its or their best efforts to ensure that confidential information concerning the business and affairs of the Company and its subsidiaries are kept confidential unless the Company shall have consented to the disclosure of such information, provided that such information
                                                 --------
may be disclosed to the extent required by law or legal process, provided,
                                                                 --------
further, that any party may disclose such information pursuant to the terms of a
-------
customary confidentiality agreement to a Person engaged in good faith negotiations to acquire all or substantially all of the equity interests or business of such party, provided, further, that the Stockholders may provide
                        --------  -------
regular reports to their respective investors. The Company shall use, and shall cause its Affiliates, employees and agents to use, its or their best efforts to ensure that the terms of this Agreement and information concerning the business and affairs of each Stockholder are kept confidential unless such Stockholder shall have consented to the disclosure of such information. The foregoing shall not prohibit disclosure of information which (i) is or becomes publicly available other than as a result of a violation of this Section 5.4, (ii) is or becomes available to a Stockholder or the Company, as the case may be, from a source (other than the Company or any Stockholder, as the case may be) which is not prohibited from disclosing such information by legal, contractual or fiduciary obligations or
(iii) is required to be included in a registration statement filed pursuant to
Article IV.

          Section V.5 Additional Shares.  Each Stockholder agrees that upon
                      -----------------
acquisition of additional shares of Common Stock or Preferred Stock by such party or its subsidiaries or other controlled entities, whether by purchase, conversion, exercise of an option, or otherwise, the additional shares will become subject to this Agreement and such Stockholder shall become bound by the terms of this Agreement with respect to such additional shares.


                                  ARTICLE VI

                                 MISCELLANEOUS

          Section 6.1  Notices.  Any notice, request or other document to be
                       -------
given hereunder to any party shall be effective upon receipt (or refusal of receipt) and shall be in writing and delivered personally or sent by telex, telecopy or certified or registered mail, postage prepaid and addressed to:

          If to the Company, addressed to:

               NRT Incorporated
               6 Sylvan Way
               Parsippany, NJ 07054
               Telecopy No.: (973) 496-0101
               Attention: General Counsel

          If to Cendant or Cendant Operations, Inc., addressed to:

               Cendant Corporation
               6 Sylvan Way
               Parsippany, NJ 07054
               Telecopy No.: (973) 496-5331
               Attention: General Counsel


          with a copy to:

               Skadden, Arps, Slate, Meagher & Flom LLP
               919 Third Avenue
               New York, NY 10022
               Telecopy No.: (212) 735-2000

               Attention: Stephen F. Arcano

          If to Apollo or Sponsors, addressed to:

               Apollo Management L.P.
               1301 Avenue of the Americas, 38th Floor
               New York, NY 10019
               Telecopy No.: (212) 261-4071
               Attention: Joshua J. Harris

          With a copy to:

               Latham & Watkins
               885 Third Avenue
               Suite 1000
               New York, NY 10022
               Telecopy No.: (212) 751-4864
               Attention: Raymond Y. Lin


or to such other address as any party shall have specified by written notice given to the other parties in the manner specified above.

          Section 6.2  Binding Nature of Agreement; No Third Party
                       -------------------------------------------
Beneficiaries. This Agreement shall be binding upon and inure to the benefit of
-------------
and be enforceable by the parties hereto or their successors in interest, except as expressly otherwise provided herein. Nothing in this Agreement shall convey any rights upon any person or entity which is not a party or an assignee of a party to this Agreement.

          Section 6.3  Descriptive Headings.  The descriptive headings of the
                       --------------------
several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

          Section 6.4  Specific Performance.  Without limiting the rights of
                       --------------------
each party hereto to pursue all other legal and equitable rights available to such party for the other parties' failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

          Section 6.5  Governing Law.  This Agreement shall be construed and
                       -------------
enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware, without regard to the principles of conflicts of law. Each party irrevocably consents to the service of any and all process in any action or proceeding arising out of or relating to this Agreement by the mailing of copies of such process to each party at its address specified herein. The parties hereto irrevocably submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York (or, if subject matter jurisdiction in that court is not available, in any state court located within the City of New York) over any dispute arising out of or relating to this Agreement or any agreement or instrument contemplated hereby or entered into in connection herewith or any of the transactions contemplated hereby or thereby. Each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum in connection therewith.

          Section 6.6  Counterparts.  This Agreement may be executed
                       ------------
simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

          Section 6.7  Severability.  In the event that any one or more of the
                       ------------
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          Section 6.8  Entire Agreement.  This Agreement is intended by the
                       ----------------
parties hereto as a final and complete expression of their agreement and understanding in respect to the subject matter contained herein. This Agreement supersedes all prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

          Section 6.9  Amendment and Waiver.  Any provision of this Agreement
                       --------------------
may be amended if, but only if, such amendment is in writing and is signed by the Company and the Stockholders (or their Affiliates or transferees) owning at least a majority of the then outstanding shares of each class of Preferred Stock and Common Stock, provided that (i) no such amendment may materially adversely
                  --------
affect the rights of any Stockholder without the prior written consent of such Stockholder, (ii) Section 3.1 may be amended only if such amendment is in writing and is signed by the Company and all of the Stockholders, (iii) no such amendment may both (A) adversely affect the rights of Stockholders of any class and (B) treat the holders of such class differently from holders of another class in a manner not contemplated by this Agreement without the prior written consent of holders of a majority of shares (whether outstanding or issuable) of the class so adversely affected. Any provision may be waived if, but only if, such waiver is in writing and is signed by or on behalf of the party waiving such provision.

          Section 6.10  Termination.  Upon such time as either of Cendant or
                        -----------
Sponsors ceases to beneficially own any shares of the Common Stock or the Convertible Preferred Stock, this Agreement shall terminate and be of no further force and effect; provided, however, that (i) the obligations of the parties
                  --------  -------
under Article II shall terminate when either of Cendant or Apollo beneficially owns less than 5% of the outstanding shares of the Company's voting stock, (ii) the obligations of the parties pursuant to Articles IV and V shall continue and shall not terminate and (iii) Cendant shall continue to have the right to designate one director for election to the Board pursuant to Article II, and the Company shall cause such designee to be nominated for election to the Board, so long as any of the Master Franchise Agreements remains in effect.

          Section 6.11  Expenses.  All costs and expenses incurred by Sponsors,
                        --------
Cendant and Bear, Stearns & Co., Inc. in connection with this Agreement and the transactions contemplated hereby shall be borne by the Company.

          Section 6.12  Effect on Prior Agreement; References.  (a)  This
                        -------------------------------------
Agreement amends, restates and supercedes the 1997 Agreement in its entirety and, upon the effective date hereof, all provisions of the 1997 Agreement shall terminate and have no further force or effect.

          (b) All references to the 1997 Agreement in any other agreement to which any of the parties hereto are a party shall from and after the date hereof be deemed to be references to this Agreement.

          IN WITNESS HEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                    CENDANT CORPORATION


                    By:_______________________________
                       Name:
                       Title:


                    CENDANT OPERATIONS, INC.


                    By:_______________________________
                       Name:
                       Title:


                    For purposes of Article III only,
                    APOLLO MANAGEMENT L.P.


                    By:_______________________________
                       Name:
                       Title:


                    APOLLO INVESTMENT FUND III, L.P.

                    By:  APOLLO ADVISORS II, L.P.
                         ------------------------
                         its General Partner

                         By:  APOLLO CAPITAL MANAGEMENT II, INC.
                              ----------------------------------
                              its General Partner

                              By:_______________________________
                                 Name:
                                 Title:

                              APOLLO OVERSEAS PARTNERS III, L.P.

                              By:  APOLLO ADVISORS II, L.P.
                                   ------------------------
                                   its General Partner

                                   By:  APOLLO CAPITAL MANAGEMENT II, INC.
                                        ----------------------------------
                                        its General Partner

                                        By:_______________________________
                                           Name:
                                           Title:


                              APOLLO (UK) PARTNERS III, L.P.

                              By:  APOLLO ADVISORS II, L.P.
                                   ------------------------
                                   its General Partner

                                   By:  APOLLO CAPITAL MANAGEMENT II, INC.
                                        ----------------------------------
                                        its General Partner

                                        By:__________________________
                                           Name:
                                           Title:

                                                                   Schedule A to
                                                          Stockholders Agreement
                                                          ----------------------

                                          Class                    Number
            Stockholder                 of Stock                 of Shares
            -----------                 --------                 ---------

Apollo Investment Fund III, L.P.     Common Stock                9,116,263

Apollo Overseas Partners III, L.P.   Common Stock                  545,832

Apollo (UK) Partners III, L.P.       Common Stock                  337,905

Cendant Operations, Inc.             Senior Preferred Stock        157,591

Cendant Operations, Inc.             Convertible Preferred Stock    24,000

Apollo Investment Fund III, L.P.     Junior Preferred Stock         62,459

Apollo Overseas Partners III, L.P.   Junior Preferred Stock          3,738

Apollo (UK) Partners III, L.P.       Junior Preferred Stock          2,313

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